(K)(11)(a)

AMENDED SCHEDULE A

with respect to the

AMENDED AND RESTATED

ICI FEE ALLOCATION AGREEMENT

VOYA ASIA PACIFIC HIGH DIVIDEND EQUITY INCOME FUND

VOYA BALANCED PORTFOLIO, INC.

Voya Balanced Portfolio

VOYA CREDIT INCOME FUND

VOYA EMERGING MARKETS HIGH DIVIDEND EQUITY FUND

VOYA ENHANCED SECURITIZED INCOME FUND

VOYA EQUITY TRUST

Voya Corporate Leaders® 100 Fund Voya Large-Cap Growth Fund Voya Large Cap Value Fund

Voya Mid Cap Research Enhanced Index Fund Voya MidCap Opportunities Fund

Voya Multi-Manager Mid Cap Value Fund Voya Small Cap Growth Fund

Voya Small Company Fund

Voya U.S. High Dividend Low Volatility Fund Voya VACS Series MCV Fund

VOYA FUNDS TRUST

Voya Floating Rate Fund

Voya GNMA Income Fund

Voya Government Money Market Fund

Voya High Yield Bond Fund

Voya Intermediate Bond Fund

Voya Short Duration High Income Fund

Voya Short Term Bond Fund

Voya Strategic Income Opportunities Fund

Voya VACS Series HYB Fund

VOYA GLOBAL ADVANTAGE AND PREMIUM OPPORTUNITY FUND

VOYA GLOBAL EQUITY DIVIDEND AND PREMIUM OPPORTUNITY FUND

VOYA GOVERNMENT MONEY MARKET PORTFOLIO

VOYA INFRASTRUCTURE, INDUSTRIALS AND MATERIALS FUND

VOYA INTERMEDIATE BOND

PORTFOLIO

VOYA INVESTORS TRUST

Voya Balanced Income Portfolio

Voya Government Liquid Assets Portfolio1

Voya High Yield Portfolio1

Voya Large Cap Growth Portfolio

Voya Large Cap Value Portfolio

Voya Limited Maturity Bond Portfolio1

Voya U.S. Stock Index Portfolio1

Voya VACS Index Series S Portfolio

VY® BlackRock Inflation Protected Bond

Portfolio

VY® CBRE Global Real Estate Portfolio

VY® CBRE Real Estate Portfolio

VY® Invesco Growth and Income Portfolio1

VY® JPMorgan Emerging Markets Equity

Portfolio1

VY® JPMorgan Small Cap Core Equity Portfolio1

VY® Morgan Stanley Global Franchise Portfolio1

VY® T. Rowe Price Capital Appreciation

Portfolio1

VY® T. Rowe Price Equity Income Portfolio1

1Under the terms of the Management Agreement between Voya Investors Trust and Voya Investments, LLC, the Fund is subject to a "unified fee" arrangement. Accordingly, the portion of ICI Fees allocated to the Fund under the Allocation Agreement will be borne directly by Voya Investments, LLC as provided in the Management Agreement.

VOYA MUTUAL FUNDS

Voya Global Bond Fund

Voya Global High Dividend Low Volatility Fund

Voya International High Dividend Low Volatility

Fund

Voya Multi-Manager Emerging Markets Equity

Fund

Voya Multi-Manager International Equity Fund

Voya Multi-Manager International Factors Fund

Voya Multi-Manager International Small Cap

Fund

Voya VACS Series EME Fund

VOYA PARTNERS, INC.

Voya Global Bond Portfolio

Voya Global Insights Portfolio

Voya International High Dividend Low Volatility

Portfolio

VY® American Century Small-Mid Cap Value

Portfolio

VY® Baron Growth Portfolio

VY® Columbia Contrarian Core Portfolio

VY® Columbia Small Cap Value II Portfolio

VY® Invesco Comstock Portfolio

VY® Invesco Equity and Income Portfolio

VY® JPMorgan Mid Cap Value Portfolio

VY® T. Rowe Price Diversified Mid Cap Growth

Portfolio

VY® T. Rowe Price Growth Equity Portfolio

VOYA SEPARATE PORTFOLIOS TRUST

Voya Investment Grade Credit Fund

Voya Securitized Credit Fund

Voya VACS Series EMCD Fund

Voya VACS Series EMHCD Fund

Voya VACS Series SC Fund

VOYA VARIABLE FUNDS

Voya Growth and Income Portfolio

VOYA VARIABLE INSURANCE TRUST

VY® BrandywineGLOBAL – Bond Portfolio

(K)(11)(a)

VOYA VARIABLE PORTFOLIOS, INC. Voya Emerging Markets Index Portfolio Voya Global High Dividend Low Volatility Portfolio

Voya Index Plus LargeCap Portfolio

Voya Index Plus MidCap Portfolio

Voya Index Plus SmallCap Portfolio Voya International Index Portfolio Voya Russell™ Large Cap Growth Index Portfolio

Voya RussellTM Large Cap Index Portfolio

Voya Russell™ Large Cap Value Index Portfolio Voya Russell™ Mid Cap Growth Index Portfolio Voya RussellTM Mid Cap Index Portfolio

Voya RussellTM Small Cap Index Portfolio Voya Small Company Portfolio

Voya U.S. Bond Index Portfolio

Voya VACS Index Series EM Portfolio Voya VACS Index Series I Portfolio Voya VACS Index Series MC Portfolio Voya VACS Index Series SC Portfolio

VOYA VARIABLE PRODUCTS TRUST

Voya MidCap Opportunities Portfolio Voya SmallCap Opportunities Portfolio

1Under the terms of the Management Agreement between Voya Investors Trust and Voya Investments, LLC, the Fund is subject to a "unified fee" arrangement. Accordingly, the portion of ICI Fees allocated to the Fund under the Allocation Agreement will be borne directly by Voya Investments, LLC as provided in the Management Agreement.

2

M:\FUNDS\Legal Admin\Registration Statements\1- Annual Updates\Enhanced Securitized Income Fund\2023\486a\Filing Documents\N-2B\Exhibits\(K)(11)(a) AllA-ICI-Sched-2403_.docx